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                                                                    EXHIBIT 23.1



As independent public accountants, we hereby consent to the inclusion in this Form 8-K/A of our report dated January 23, 1998.


    /s/  Coopers and Lybrand LLP
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Detroit, Michigan
June 3, 1998